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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 14, 2002
                           ---------------------------


                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        001-14057               61-1323993
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                             680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

       Registrant's telephone number, including area code: (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Items 5.  Other Events.

          Kindred Healthcare, Inc. ("Kindred") was informed by Ventas, Inc. ("Ventas") that, as part of Ventas's fourth quarter dividend to its shareholders paid on January 7, 2002, which dividend consisted of a combination of cash and Kindred common stock owned by Ventas Realty, Limited Partnership, a total of 334,886 shares of Kindred common stock was distributed by Ventas to its shareholders.

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Item 7.   Financial Statements and Exhibits.

          (a)     Financial statements of businesses acquired.

                  Not applicable.

          (b)     Pro forma financial information.

                  Not applicable.

          (c)     Exhibits.

                  Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KINDRED HEALTHCARE, INC.



Dated:  January 14, 2002                           By: /s/ Richard A. Lechleiter
                                                      -------------------------
                                                      Richard A. Lechleiter
                                                      Vice President, Finance,
                                                      Corporate Controller and
                                                      Treasurer

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